Supplement dated July 29, 2024, to the Updating Summary Prospectus and
Prospectus dated May 1, 2024, for Executive Benefit VUL and Executive Benefit VUL II policies issued by Empower Annuity Insurance Company of America
COLI VUL-2 Series Account

Supplement dated July 29, 2024, to the Updating Summary Prospectus and
Prospectus dated May 1, 2024, for Executive Benefit VUL II policies issued by Empower Life & Annuity Insurance Company of New York
COLI VUL-2 Series Account

This Supplement amends certain information in your variable life insurance policy prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-888-353-2654.

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY" section of the Prospectuses is amended to include Franklin Advisers, Inc. as a sub-adviser to the following funds:

Putnam VT Focused International Equity Fund

Putnam VT International Value Fund

Putnam VT Large Cap Growth Fund

Putnam VT Large Cap Value Fund

Putnam VT Research Fund

Putnam VT Small Cap Value Fund

Putnam VT Sustainable Future Fund

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-888-353-2654. Please keep this Supplement for future reference.